COMMERCIAL IN CONFIDENCE
                         March 31, 1999 ESAT-GTL-CT0034

       Between :


Surrey Satellite Technology Limited (SSTL),
University of Surrey, Guildford - Surrey GU25XH, United Kingdom

hereinafter referred to as SSTL


and : DBS Industries Inc,
100 Shoreline Hwy, STE 190A, Mill Valley CA 94941 USA on its own behalf and on behalf of its wholly owned subsidiary Newstar Limited, registered in Bermuda hereinafter collectively referred to as DBSI



       JOINTLY REFERRED TO AS The Parties.

                                    I N D E X


       1. SCOPE OF WORK                                                     4


       2. CONTRACT DOCUMENTS                                                5


       3. DELIVERY CONDITIONS AND SCHEDULE                                  7


       4. CONTRACT PRICE                                                   10


       5. PAYMENT CONDITIONS                                               12


       6. WORK IN PROGRESS INSURANCE                                       14


       7. INSPECTION AND ACCESS TO WORK                                    15


       8. ON SITE PERSONNEL                                                16


       9. KEY PERSONNEL                                                    17


       10. COMMUNICATIONS                                                  18


       11. ACCEPTANCE PROCEDURE AND INCOMING INSPECTION                    19


       12. WARRANTY                                                        21


       13. CHANGES                                                         25


       14. COST ANALYSIS                                                   30


       15. SUBCONTRACT                                                     31


       16. DELAYS                                                          32


       17. UNDERTAKING OF DBSI                                             34


       18. TECHNICAL DIRECTIVES                                            35


       19. PATENT INFRINGEMENT                                             36

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       20. PROPRIETARY RIGHTS                                              37


       21. FORCE MAJEURE                                                   40


       22. TRANSFER OF TITLE AND RISKS                                     41


       23. LIABILITIES                                                     42


       24. TERMINATION                                                     43


       25. GOVERNMENTAL AUTHORISATIONS                                     45


       26. PUBLICITY                                                       46


       27. LANGUAGE                                                        47


       28. APPLICABLE LAW AND ARBITRATION                                  48


       29. ASSIGNMENT                                                      49


       30. SATELLITE STORAGE                                               50


       31. STOP WORK ORDER                                                 51


       32. COMING INTO FORCE                                               52


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                          REVIEW OF CONTRACT AMENDMENTS


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         AMENDMENT DATE           MODIFIED                             SUBJECT
                                   OR NEW
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This Purchase and Sale Contract  (hereinafter  referred to as the `Contract') is made this 31st day of March, 1999


BETWEEN:


(a) SURREY SATELLITE TECHNOLOGY LIMITED (hereinafter referred to as `SSTL') a company incorporated in England and whose registered office is: Surrey Space Centre, University of Surrey, Guildford, Surrey GU2 5XH, England; and


(b) DBS Industries Inc on its own behalf and on behalf of its wholly owned subsidiary Newstar Limited, registered in Bermuda (hereinafter referred to as `DBSI') located at 100 Shoreline HWY, STE 190A, Mill Valley CA 94941 USA.

       WHEREAS:

(A) DBSI has requested and, SSTL has agreed to provide or procure the provision of certain microsatellite equipment and services (hereinafter referred to both separately and collectively, unless the context shall otherwise provide, as the `Products'); and

(B) The programme will comprise:

    Design, develop, manufacture, test, supply, launch support and initial operations support of the ESAT Satellite Project

(C) SSTL has agreed to provide and/or procure the provision of the Products on the terms and conditions set out in this Agreement and the attached Appendices.

(D) In addition, if requested by DBSI, SSTL will endeavour to assist DBSI to obtain suitable launch services and launch insurance although these services will only be provided under the terms of a separate agreement.


       NOW THEREFORE IT IS HEREBY AGREED as follows:

       DEFINITIONS


"E-SAT Project"        Shall mean the E-SAT Communications Satellite Project.

"E-SAT Payload"        Means a Payload built and integrated by DBSI to be part
                       of the E-SAT Satellite

"E-SAT Platform"       Means a Spacecraft to be supplied to DBSI  to be part of
                       the E-SAT Satellite System

"Intentional           Ignition"  Means  the time in the ignition process, for
                       the purpose of  Launch,  when the command  signal sent
                       from the launch  control   console  is  received by the
                       Launch Vehicle to commence Launch.


"Launch" Means the intentional ignition of any first stage engine of the Launch Vehicle that has been integrated with an ESAT Platform supplied by SSTL.

"Subcontractors/
 Subcontracts"         "Subcontracts" mean where the context so  requires   all
                       agreements entered into by SSTL and third parties to this Contract, including but not limited to Major
                       Subcontracts, necessary for the  performance of the Work.
                       "Subcontractors"  shall refer to such third parties.

1.       SCOPE OF WORK



1.1 This Contract covers the work to be performed by SSTL for :


         - Design, construction, test and delivery of the ESAT Platform , for DBSI.


         - Support for E-SAT micro satellite integration at DBSI premises.


         - Support for launch and post-launch phases, as defined in Appendix 1, Statement Of Work


         - Product Assurance as defined in Appendix 3.


         - Technical assistance of E-SAT project team in DBSI premises as defined in Appendix 1, Statement of Work.


         - Recovery of breakdowns according to the terms of SSTL warranty.


         - Delivery of E-SAT Electrical Ground Support Equipment (EGSE) as defined in Appendix 1 Statement of Work.


1.2    The Parties hereby agree that SSTL shall be entitled to subcontract  part
       or  parts  of  the  work  to  be   performed   under  this   Contract  to
       subcontractors in accordance with Clause 15.


1.3 Some obligations necessary to the proper performance of this Contract other than those mentioned above will be borne by DBSI in accordance with Clause 17 : UNDERTAKINGS OF DBSI.

2.       CONTRACT DOCUMENTS


2.1    The Contract consists of the following documents:



       These Terms and Conditions including Clauses 1 to 32.

       The following Appendices:



       Appendix 1

       Appendix 1 :
       Statement of Work for the Satellite


       Ref. : ESAT-BJT-SW-0033



       Appendix 2

       Appendix 2 :
       E-SAT Satellite Technical Requirements


       Ref. : ESAT-BJT-SW-0032



       Appendix  3

       Appendix 3


       SSTL Product Assurance Plan for the E-SAT Program



2.2 Any modification to the terms of this Contract shall be made only in writing after mutual agreement between the Parties through a CONTRACT AMENDMENT completing or replacing the relevant text of this Contract.

       Its content will be as follows :

       - front page bearing the Contract Amendment number, - modified and/or new pages bearing the Contract Amendment number, - update of the "Review of Contract Amendment", - signature page.

       These pages shall cancel and replace the previously applicable pages to become an integral part of the Contract.


2.3 In case of contradiction between the present text and any of its Appendices, the present text shall prevail. In case of contradiction between Appendices, the order of precedence shall be the numerical order given in Clause 2.1 above. Said order shall also apply to all applicable documents attached to Appendices.

3.       DELIVERY CONDITIONS AND SCHEDULE


3.1    Equipment Delivery Schedule

       All equipment under this Contract shall be delivered "CIP Toulouse Blagnac Airport" or subsequent destination to be agreed, according to Conditions of INCOTERMS 1990, by SSTL :

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  ITEM     QTY              DESCRIPTION                          DELIVERY DATE
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    1       1   RF Model                      OPTIONAL
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    2       1   DSS Engineering Model         OPTIONAL
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    3       1   EGSE # 1                      FOR  AIT QFM1
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    4       1   EGSE # 2                      FOR AIT FM2
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    5       1   EGSE # 3                      FOR AIT FM3
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    6       1   QFM1 platform                 September,  2000
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    7       1   FM2 platform                  October, 2000
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    8       2   FM3 Platform                  October, 2000
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    9       1   FM4 Platform                  April, 2001
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   10       1   FM5 Platform                  April, 2001
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   11       1   FM6 Platform                  April, 2001
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   12       1   LEOP # 1                      Q1, 2001
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   13       1   LEOP # 2                      Q3, 2001
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   14       3   Shipping containers           For EVT Platforms QFM1,FM2,FM3
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   15       1   SCC                           TBD
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   16       3   MGSE                          For AIT Platforms QFM1,FM2,FM3
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   17       3   Mass Models                   TBD
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


3.2    Documentation

       The list of Deliverable Documents (Documentation Requirement List) as well as associated requested delivery dates are provided in Appendix 2 :
       Statement of Work.

3.3    Delivery procedure


3.3.1  Documentation

       Documentation is to be sent to DBSI as specified in Clause 10

3.3.2  Equipment


       Notification of shipment
       In order to secure the proper delivery of the equipment, SSTL is required to fax basic shipment data to DBSI as soon as they become available.

       Said data shall be limited to :

       - Ref of airway bill - Flight n(degree), departure and arrival time - Contract n(degree), - ref of equipment and shall be sent to :

       DBSI as per Clause 10


       Address of delivery
       In accordance with the CIP Toulouse Blagnac Airport or subsequent destination to be agreed, the Items subject of this Contract, shall be delivered by SSTL to the following address (consignee) :

       address

       The following address shall be systematically indicated on each parcel :

       FINAL DESTINATION
       DBSI
       To the attention of  G T Leger

3.4 Should it become obvious to SSTL that it will not be able to comply with the delivery dates indicated in Clause 3.1. and in Appendix 1, it shall notify DBSI according to the provisions of Clause 10.

4.       CONTRACT PRICE


4.1 For the full, satisfactory and timely performance of the Work by SSTL, DBSI shall pay to SSTL the Firm Fixed Price of :



4.1.1  Nature of Price


       The above price is :

The prices include all packaging and shipping and delivery of all the work

o Based on CIP Toulouse Blagnac Airport according to INCOTERMS 1990 subsequent destination to be agreed o Firm and Fixed o Free of VAT (Value Added Tax) and free of all present taxes, levies, duties and other charges of any nature, applicable in SSTL's country for the performance of this Contract, which will be entirely borne by SSTL.

o For the avoidance of doubt, DBSI shall be entirely responsible for all other taxes, levies, duties and other charges of any nature arising or applicable in any other countries than the United Kingdom


4.2    Detailed Contract Price


       All prices are stated and payments made in US Dollars.

       Detailed prices are given in Table 1 below.

       Notes :

[1] Item 1: Non Recurring Costs include some of the project setting up, overhead and management charges

[2] Item 2: Proto-Flight Model (PFM) includes environmental test programme (excluding payload antenna)

[3]  Item 3: Flight Models includes partial environmental test programme

[4]  Item 7: Support to Launch Campaign comprises 2 SSTL personnel

[5]  Item 8: Increased height of spacecraft to 700mm

[6] Item 9: Additional Electrical Ground Support Equipment (EGSE) brings total to three sets 3 EGSE

[7] Item 10: Mass models, geometric version of which is to be suitable for display purposes

[8] Item 11: support to launch agency includes requirements for working with EuRockot and providing interface

[9] Item 12: system support comprises continuation of measurement campaign, additional support to DBSI for frequency management and system support.

5.       PAYMENT CONDITIONS

       Payments due under this Contract by DBSI to SSTL shall be made in accordance with the Payment Plan hereafter.

5.1    Payment Plan



5.2    Invoicing

       Invoices are to be submitted for each milestone, 30 days in advance and sent in accordance with Clause 10.

       Each invoice shall contain the following elements :

o    name of the Program

o    identification number of the Contract ;

o identification of the required payment (milestone definition, number, date and amount) o name and address of the Bank to be credited together with the relevant Bank account number.


Any invoice submitted without the above information or not complying with the above requirements shall be sent back to SSTL for correction and resubmission.


5.3    Payments

Payments shall be made upon satisfaction of both Calendar and Milestone completion conditions.

DBSI guarantees that the time span between the date of receipt of the invoice and the order of swift credit transfer in favour of SSTL shall not exceed 30 (thirty) calendar days, providing both calendar and milestones conditions have been met.

Written evidence supporting achievement of each milestone shall be submitted by SSTL along with the corresponding invoice.

6.       WORK IN PROGRESS INSURANCE


SSTL shall provide adequate insurance and shall ensure that its insurance is sufficient for the value of the work on the Contract from commencement until the delivery of the platforms in accordance with Clause 3.1. SSTL shall provide to DBSI a copy of the certificate of insurance before the beginning of Assembly, Integration and Test (AIT).

7.       INSPECTION AND ACCESS TO WORK


7.1 SSTL shall provide representatives of DBSI access to its premises where work under this Contract is being performed, and shall assist them in exercising their rights under the present Clause 7.


7.2 DBSI shall have the right to monitor the progress of the work which must be carried out in accordance with the terms and conditions of the present Contract, and shall have access to the data and documentation generated under this Contract by SSTL as required to complete the Contract satisfactorily.


7.3 With regard to administrative procedures, internal rules and regulations of SSTL shall be applicable to the DBSI personnel.


7.4 During the performance of the Contract, when it has been established that materials or semi-finished or finished hardware parts do not comply with the requirements of this Contract :

       DBSIwill be entitled to refuse the use or incorporation of these parts in a deliverable hardware under this Contract

       The suspended or rejected parts shall be corrected, improved or replaced as agreed by both Parties.


7.5 The performance of any inspection under the present Clause 7 shall in no way affect the responsibility of SSTL nor does it restrict the right of DBSI or the inspecting authority acting on its behalf :

         to reject deliverable hardware offered for acceptance to enforce the warranty clause after acceptance

8.       ON SITE PERSONNEL




8.1 If so requested and upon reasonable advance notice SSTL shall make the effort to accommodate DBSI representatives at SSTLs premises.

       The number of representatives shall be determined on a case by case basis. The above applies in case SSTL's representatives are necessary in the DBSI premises

8.2 The representatives of DBSI shall be entitled to use all of SSTL's normal communications systems, i.e. telephone, fax etc, on a free of charge basis for the purpose of the present Contract.

       If necessary SSTL will facilitate all administrative steps of the above mentioned representatives during the period of their stay.

       The above applies in case SSTL's representative are necessary in the DBSI premises.

9.       KEY PERSONNEL



9.1 It is agree that the following employees are considered key personnel for the performance of this Contract :

       M. Losekoot   Platform Programme Manager
       J. Paffet     Ground Segment, Operations & Frequency coordination manager
       J. Lorenzi    Project Manager
       M. Allery     Director of Projects

       The availability of M. Losekoot to DBSI for the ESAT project shall be not less than 50%.

9.2 SSTL agrees that the following rules apply to key personnel :

       the work related to this Contract shall be executed by such key personnel as defined above, such personnel to be fully available to the practical extent possible throughout the Contract for the work allocated to them by SSTL.

       SSTL shall be entitled to carry out replacement of key personnel or part-time assignment to other tasks if it can demonstrate it has been compelled to do so.

       In that case, the SSTL shall inform DBSI in due time of its intentions and provide supporting arguments along with a resume of the proposed replacement personnel.

       Replacement personnel must be approved by DBSI within (7) days and approval shall not be unreasonably withheld.

10.      COMMUNICATIONS



       Any notice, invoice or correspondence between DBSI and SSTL in relation to this Contract shall be sent by the appropriate means to :

10.1 In the case of DBSI :


       DBSI
       address

       Main Office :
       Fred Thompson DBS Industries Inc, 100 shoreline HWY, STE 190A, Mill Valley, CA 94941 USA Tel +1 415 380
       8055  Fax +1 415 380 8199

       Project Office :
       Gregory T. Leger, 3, allee Traquet Patre, 31320 Vigoulet-Auzil France
       Tel +33 6 03 42 5101    Fax  +33 5 61 733153

       One hard copy to the main office, two hard copies to the project office together with a labeled disk or disks, with microsoft office compatible format, of identical content or such other persons at such address as DBSI may from time to time direct in writing for specific purposes.

       In the case of SSTL :

       Surrey Satellite Technology Limited (SSTL)
       University of Surrey
       Guildford - Surrey GU25XH
       UNITED KINGDOM

o        For technical matters to M. ALLERY
         Tel : (44) 1 483 259 278 -  Fax: (44) 1 483 259 503
o        For Contractual matters to S.A. MILLAR
         Tel : (44) 1 483 259 278 -  Fax: (44) 1 483 259 503

         or to any other address that SSTL might notify in writing to DBSI

11.      ACCEPTANCE PROCEDURE AND INCOMING INSPECTION

11.1 General All Deliverable Hardware and Software shall be subject to Preliminary Acceptance prior to delivery and Final Acceptance.

The Preliminary Acceptance activities shall take place at SSTL's premises, under SSTL's responsibility and shall be performed in accordance with the stipulations of Appendix 1 : STATEMENT OF WORK.

11.2   Preliminary Acceptance procedure


11.2.1 Acceptance Tests

One (1) month prior to the beginning of the Acceptance Tests, SSTL shall provide for DBSI's approval the test procedure to be used for the performance of the Acceptance proceedings. Should DBSI not reject this test procedure within five
(5) calendar days, then it shall be deemed to have been approved.

DBSI shall be notified at least fifteen (15)  calendar days and confirmed  three
(3) working days prior to the beginning of the Acceptance tests, and shall then have the opportunity to decide upon its participation. If DBSI decides not to participate, SSTL shall proceed with acceptance testing in order not to delay the work.

The test report shall be sent by SSTL to DBSI by express mail within seven (7) calendar days following completion of the above tests. Failure to deliver said documentation shall postpone the customer acceptance described in Appendix 3.

11.3   Incoming Inspection and Final Acceptance

11.3.1 All delivered hardware shall be subject to an incoming inspection at DBSI's premises upon their receipt, except for the Ground Stations for which incoming inspection will take place at the designated site ;

     Incoming inspection consists solely in visual inspection for damages in shipping. The conclusions of the incoming inspection shall be notified by DBSI to SSTL within five (5) calendar days following receipt of the item by DBSI. For Platform, Final Acceptance shall be deemed to have occurred after delivery, acceptance and assembly of the complete Platform Flight Model. For the Ground Stations Final Acceptance shall occur after the on site delivery and tests.

11.3.2 Rejection

     Any Item rejected according to the above terms and conditions shall be considered as a non delivery and shall be returned to SSTL's address at SSTL's risk and expense after due notification by DBSI, SSTL shall be able to propose preferred transportation methods.

11.3.3 Redelivery

     Any Item which is returned to SSTL for repair of modification shall be subject to the above acceptance procedures upon delivery.

12.      WARRANTY


12.1   Duration


12.1.1 Ground Station and EGSE

     The warranty period of the Ground Station and EGSE shall start from its on site installation and Final Acceptance until a period of twelve (12) months have elapsed.

12.1.2 Platform

     The warranty period of Platform shall start from its Final Acceptance and end 12 (twelve) months after or at Intentional Ignition where this Platform is embodied whichever is the earlier.

12.1.3 Software

     The warranty on uploaded Platform software and Ground Station software shall be valid from its Final Acceptance and run until the Satisfactory Completion of the In Orbit Test of the E-SAT Satellite have occurred. The warranty applies only under nominal operation of the Satellite.

12.1.4
     With respect to any defective Item that is corrected or replaced, the warranty period shall be extended for the same period of time during which said Item was not available for operational use.

12.2   Subject of Warranty

     SSTL warrants that the Items designed and manufactured under the Contract is in conformity with the specifications and with the requirements of the Contract, and is free from defects in design, materials and workmanship.

     SSTL shall not be liable for defects caused through mishandling or misuse by DBSI. The warranty contained herein is in addition to any other rights DBSI may have at law.

12.3   Remedies


12.3.1 Platform

     Concerning the Platform, the warranty shall cover the cost of removal, replacement or repair and of testing as well as the cost of reinstallation of those parts and components which have been found defective within the scope of this Clause for design or manufacturing faults, but specifically excluding any faults that occur as a result of de-stacking / dismantling of the Platform after delivery and acceptance. The warranty shall also cover all travel expenses, packing and transport charges incurred in connection with the execution of this Clause. SSTL will have the possibility to arrange such transport and packing, provided the proposed arrangements do not delay the performance of SSTL's warranty obligations.

     DBSI shall be entitled to request SSTL to replace the defective Item, when a replacement Item is available in the event that a repair is more costly in time than a replacement.

     As  far  as  software  is   concerned,   the   warranty   shall  cover  the
identification of defaults, installation procedure and testing of corrected versions and associated documentation.

12.3.2 EGSE

     Concerning the EGSE the warranty shall cover the cost of removal, replacement or repair and of retesting as well as the cost of reinstallation of those parts and components which have been found defective within the scope of this Clause, for design or manufacturing faults, but specifically excluding any faults that occur as a result of misuse or dismantling after acceptance on delivery. The warranty shall also cover all travel expenses, packing and transport charges incurred in connection with the execution of this Clause. SSTL will have the possibility to arrange such transport and packing, provided the proposed arrangements do not delay the performance of SSTL's warranty obligations.

     DBSI shall be entitled to request SSTL to replace the defective Item, when a replacement Item is available in the event that a repair is more costly in time than a replacement.

     As  far  as  software  is   concerned,   the   warranty   shall  cover  the
identification of defaults, installation procedure and testing of corrected versions as far as associated documentation.

12.4   Warranty administration

       In case of alleged defect, DBSI shall notify SSTL as soon as possible through a warranty claim containing the followings :
o      Item designation (hardware), Software designation,
o      Serial number,
o      Contract Number,
o      Date of initial delivery,
o      Failure analysis (hardware) or anomaly report (software).
       SSTL shall acknowledge receipt by fax of said warranty claim within 2 working days.

12.4.1 Platform, relevant Ground Support Equipment (GSE)

     During the Warranty period, SSTL guarantees that the maximum repair Turn Around Time (T.A.T.) for Platform, GSE expressed in calendar days between receipt of a defective Item under warranty at SSTL's facilities and shipment of the repaired Item from SSTL's facilities shall not exceed 15 (fifteen) calendar days for minor adjustments.

     For major adjustments, the T.A.T., as defined above, shall be agreed on a case by case basis between the Parties, respecting the current E-SAT Schedule constraints. SSTL shall show that the best efforts have been made to optimize the T.A.T.

     If SSTL fails to repair or replace defective Item after written notification of non compliance due to a defective material within said T.A.T., DBSI shall have the right to correct or replace such defective Item at SSTL's expense. Such expense shall not exceed that portion of the Contract Price attributable to the defective Item.

     The provisions of Clause 16-1 shall apply to any Platform, GSE Item not repaired within said T.A.T, starting from the first day in excess, this provision shall not be unreasonably applied.

     In the event that SSTL foresees that a defective Item cannot be repaired and shipped from SSTL's facilities within the time guaranteed above SSTL may elect to provide an interchangeable, serviceable, replacement Item within such time. Any defective Item which has been returned to SSTL and has been replaced by SSTL whether under warranty or not shall become the property of SSTL.

     For an Item repaired or replaced under Warranty, SSTL shall specify separately on the documents for customs purpose :

o        The same Item value as indicated on DBSI's documents
o        The repair cost, (if applicable).


12.4.2 Software

       For what concerns platform software, the warranty service will start after receipt at SSTL premises of a documented anomaly report.

       The warranty service will consist in :

o anomaly complementary identification (if needed) through telephone call with operators,
o software  modification to correct the trouble  origin,
o delivery through express mail of the updated software version on floppy disk with associated installation procedure,
o telephone support to operators for new software version installation,

     SSTL shall use its reasonable efforts to ensure that the anomaly report will start to be analysed for trouble investigation within three (3) working days following receipt of anomaly report at its premises. SSTL shall use its reasonable efforts to minimize the impact of the potential software modification on the availability.


12.5   Repairs or replacements not covered by the Warranty


12.5.1 Repairs or replacements performed during the Warranty period (hardware).

     Any repair not covered by the warranty and chargeable to DBSI shall be subject to a financial proposal, as per procedure defined in Clause 13, to be approved by written consent of DBSI before the work is performed.


12.5.2 Repair or replacements performed after expiration of the Warranty period

     After expiration of the warranty period SSTL shall maintain the necessary technical know how in order to provide in a timely manner to DBSI corrections or replacements of the delivered Item up to 3 (three) years after the Platform Final Acceptance. SSTL shall assure the ability to remake flight software for 3 (three) years after launch. Any repair chargeable to DBSI shall be subject to a financial proposal, as per procedure defined in Clause 13, to be approved by written consent of DBSI before the work is performed.

13.      CHANGES


13.1     General

     DBSI may at any time, by a written notice introduce changes to the provisions of the Contract and its Appendices and the scope of the work to be performed or items to be supplied under this Contract.

     DBSI may also accept changes proposed by SSTL on its own initiative or on behalf of its Subcontractors/Suppliers

     Said changes shall be implemented through the modification procedure described in Clause 13.2

13.2   Change procedure

13.2.1 Changes initiated by DBSI


13.2.1.1 Any request for a Contractual change initiated by DBSI shall be supported by a Change Request Form.

     A sample of this form is provided in Clause 13.3 hereafter.  Within fifteen
(15) Calendar Days or otherwise agreed by the Parties following receipt of a Change Request issued by DBSI, SSTL shall provide DBSI with a proposal containing the following :

o   Change Proposal completed with all required information,
o All additional information which may be required by DBSI to support SSTL's proposal.

13.2.1.2 Upon agreement of both Parties on the content of the Change, the Contract shall be amended by means of a Contract Amendment.


     Signature of said Contract Amendment by both Parties shall render the Change enforceable thus allowing incorporation of the modification.

     No activities on a proposed change shall be started prior to the signature of the relevant Contract Amendment. Neither party shall be liable for any change unless and until the Parties have entered into a Contract Amendment.

     Under exceptional circumstances, and for mandatory modifications whose immediate implementation is required to meet the Delivery Dates, DBSI may direct anticipation of the Work through an Authorization To Proceed (ATP) providing SSTL has proposed price not to exceed and schedule for implementation of such change.

13.2.2 Changes proposed by SSTL

     Any Change Proposal initiated by SSTL shall be supported by a Change Proposal Form. A sample of this form is provided in Clause 13.4 hereafter. Within fifteen (15) calendar Days following receipt of a Change Proposal sent by SSTL, DBSI shall inform SSTL of its position regarding said Change Proposal. If applicable, implementation of the Change shall be handled according to the terms and conditions of Clause 13.2.1.2.

13.2.3 Miscellaneous

     SSTL shall be responsible for any impact on the provisions of this Contract resulting from any Contractual Change implemented through the above procedures. SSTL shall make its reasonable endeavours to implement any change in such a way as to preserve proper achievement of the schedule. DBSI Representatives shall be entitled to attend any meeting related to changes.

13.3   Forms

                                      E-SAT
                DBSI                CONTRACT                   DATE :
                                 ESAT-GTL-CO-0034

                                 CHANGE REQUEST           C. R n(degree)   :

------------------------------------------------------------------------------
SSTL is requested to submit a proposal to implement this change.
The proposal shall include a list of all items affected (including Contract, technical Contractual documents and hardware) and the detailed changes proposed for each item.

The request does not imply an intention to proceed and no work should be undertaken to implement the change.

This proposal including planning and pricing should be submitted according to the provisions of the Contract.


-------------------------------------------------------------------------------
Sub- system  :                                                 Equipment :

-------------------------------------------------------------------------------

  TITLE :

------------------------------------------------------------------------------
REASON FOR CHANGE

DESCRIPTION OF REQUESTED CHANGE  :

------------------------------------------------------------------------------
AUTHORITY    ORIGINATOR                   CONTRACT                     PROJECT
                                           MANAGER                     MANAGER
------------------------------------------------------------------------------
DBSI :

-NAME:
-DATE :
-SIGNATURE :

------------------------------------------------------------------------------

                                                             Sheet      of
-------------------------------------------------------------------------------

SSTL                                                       DATE :


                             CHANGE PROPOSAL               C. P n(degree)   :
                                                           Rev              :
------------------------------------------------------------------------------

REF. OF THE CHANGE REQUEST :                              SUB SYSTEM        :
                                                          EQUIPMENT         :
                                                          MODEL             :
------------------------------------------------------------------------------


 CONTRACT n(degree)

-------------------------------------------------------------------------------
 TITLE  :

------------------------------------------------------------------------------

 RECOMMENDED INTRODUCTION DATE  :

-----------------------------------------------------------------------------
 DESCRIPTION OF CHANGE  :




------------------------------------------------------------------------------
DOCUMENTS AFFECTED (USE ADDITIONAL SHEETS WHEN REQUIRED)

------------------------------------------------------------------------------
TITLE            N(degree)                          ISSUE/REV            DATE

------------------------------------------------------------------------------





OTHER IMPACTS TO BE DOCUMENTED ON PAGE 2/2
-----------------------------------------------------------------------------
 NEED FOR CHANGE  :



------------------------------------------------------------------------------
SCHEDULE IMPACT (S)

-----------------------------------------------------------------------------
COST/SAVING TO BE DETAILED ACCORDING TO CONTRACT STIPULATIONS
                                                                     SHEET 1/2
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------

SSTL                                                             DATE :

              CHANGE PROPOSAL               C.P n(degree)   :
                                                     Rev    :
------------------------------------------------------------------------------
        CHANGE HAS IMPACT ON  :                              SEE ATTACHMENT :

      NO    YES
    -----  ------
                   CONTRACT PRICE OR FEE
    -----  ------  ------------------------------------------------------------

    -----  ------
                   SCHEDULE
    -----  ------  -----------------------------------------------------------

                   PERFORMANCE
    -----  ------  -----------------------------------------------------------

                   RELIABILITY
    -----  ------  -----------------------------------------------------------


                   SAFETY
    -----  ------  ------------------------------------------------------------


                   QUALITY ASSURANCE
    -----  ------  ------------------------------------------------------------

                   PARTS, MATERIALS, PROCESSES
    -----  ------  -------------------------------------------------------------


                   MAINTENANCE AND REPAIR
    -----  ------  ---------------------------------------------------------

                   TEST

    -----  ------  -------------------------------------------------------

                   MASS, BALANCE, MOI
    -----  ------  -----------------------------------------------------------


                   INTERFACE CHARACTERISTICS
    -----  ------  ----------------------------------------------------------


                   POWER DISSIPATION OR CONSUMPTION
    -----  ------  ------------------------------------------------------------

                   EMC
    -----  ------  -----------------------------------------------------------

                   INTERCHANGEABILITY

    -----  ------  -----------------------------------------------------------

                   COMPUTERS PROGRAMS

    -----  ------  ----------------------------------------------------------

                   OPERATIONS

    -----  ------  -------------------------------------------------------

                   EGSE

    -----  ------  -------------------------------------------------------

                   MGSE

    -----  ------  -----------------------------------------------------------

                   HANDLING, STORAGE, TRANSPORTATION

    -----  ------  -----------------------------------------------------------

                   SPARES

    -----  ------  -----------------------------------------------------------

                   DOCUMENTATION

    -----  ------  -----------------------------------------------------------

                   FOLLOW ON PROGRAMS

    -----  ------  -----------------------------------------------------------

                   ALREADY MANUFACTURED HARDWARE

    -----  ------  ---------------------------------------------------


                   POSSIBLE IMPACT ON OTHER HARDWARE

    -----  ------  ---------------------------------------------------------

                   OTHER


-------------------------------------------------------------------------------

       REMARKS  :


------------------------------------------------------------------------------

AUTHORITY          ORIGINATOR                CONTRACT                 PROJECT
                                              MANAGER                  MANAGER
-------------------------------------------------------------------------------
                       NAME :
SSTL :                 DATE :
                       SIGNATURE
------------------------------------------------------------------------------
                                                                  PAGE  2/2
------------------------------------------------------------------------------

14.      COST ANALYSIS


14.1 For all proposals of Modifications, or repair of equipment submitted by SSTL and in case of termination of this Contract according respectively to the provisions of Clause 13 : Change, Clause 12.5 Repair and Clause 24 Termination, DBSI will be allowed to carry out detailed cost analysis at SSTL's facilities.


       For this purpose, SSTL will put at DBSI's specialists disposal :

       production drawings
       production process sheets
       provisioning order
       Hourly rates
       parts and process list

       or any other elements reasonably required for the verification of SSTL's prices.


14.2 DBSI undertakes to consider and maintain as secret and confidential all data and documents made available to it for the exercise of the rights granted by the above conditions.

15.      SUBCONTRACT


15.1 In performance of the Work, it is necessary for SSTL to enter into Subcontracts. "Major Subcontractors" are defined as those Subcontractors;

o    accounting for more than 850,000 [USD] set at January 1999
     Economic-Conditions or,
o    supplying  critical  items or work or,
o which are subject to specific export license constraints or procedures, etc..

Major Subcontractors selected by SSTL are listed below with their names, addresses, and the scope of the work to be subcontracted.


Major Subcontractors         Location                      Description of Work


POLYFLEX Ltd                    UK                         Cold Gas Propulsion
-------------------------------------------------------------------------------

 EEV Ltd                        UK                          GaAs Solar Arrays
------------------------------------------------------------------------------

15.2 SSTL shall permit DBSI to communicate with its Subcontractors, should DBSI deem it necessary to do so, provided that DBSI gives reasonable prior notice of such contact to SSTL, and SSTL will be permitted to attend any meeting resulting from these communications.


15.3   List of Subcontractors


       The final list of subcontractors shall be defined at the CDR

16.      DELAYS


16.1   Penalties for late delivery

       The present Clause applies to all Equipment subject of this Contract.

16.1.1 Without prejudice to SSTL's obligations under the Contract SSTL shall notify DBSI immediately by fax of any known or anticipated delay in the performance of its obligations stating :

         (a) the anticipated period of the delay,

         (b) the reasons for the delay : and

         (c) what action is being taken by SSTL to overcome such delay.

16.1.2 Should SSTL fail to meet the delivery schedule specified in the Contract then DBSI reserves the right to either :

         (a)instruct SSTL to send the consignment by other than its normal means of transport, and/or to a destination other than shown in the Contract; or

        (b)make necessary and reasonable arrangements for collection of the consignment.
        SSTL shall be liable for such costs as may be incurred by SSTL(case (a) above) or by DBSI (case (b) above) as a result of DBSI exercising these rights, such costs may be agreed by the Parties in advance.

16.1.3 SSTL shall not be liable for delays in delivery which are due to a case of "Force Majeure" such as defined in Clause 21 : FORCE MAJEURE, provided that in such cases SSTL exercises due diligence in promptly notifying DBSI in writing of any known or anticipated delay and recommences performance of SSTLs obligations immediately after cessation of the delay.

       In such a case, delivery stated in Clause 3 : DELIVERY CONDITIONS AND DELIVERY SCHEDULE will be extended by the number of necessary days to overcome the causes of the delay.


16.1.4 If delivery is delayed or is anticipated to be delayed due to any of the excusable delay provisions described in Clause 16.1.3 above, the delivery schedule in the Contract shall be extended for such period as may be agreed between DBSI and SSTL provided that if delivery is delayed or anticipated to be delayed for more than five (5) months DBSI shall be entitled to cancel the Contract in whole or in part, in accordance with the provisions of Clause 24.1


16.1.5 Failure to meet one or several dates of the delivery schedule given in Clause 3 shall without prejudice to DBSI's right of termination, render SSTL liable to a deduction from the Contract Price.

       The value of this deduction will be calculated as follows for each day of delay :

       - 0.3 per thousand of the total Contract Price from the first to the 40th day inclusive,

       - 0.5 per thousand of the total Contract Price from the 40th day to the 90th day inclusive,

       - 0.1% of the total Contract Price for each subsequent day.

       Total cumulated penalty shall not exceed 3% of the total Contract price.

       Nothing contained in this Clause shall affect any right or remedy available to DBSI under this Contract or by law for the consequences of any delay to contractual delivery dates.


16.2   Payment of penalties

       Penalties due according to the above provisions shall be invoiced by DBSI and paid by SSTL within 30 days of the tenth of the month following the date of receipt of the invoice.

17.      UNDERTAKING OF DBSI


17.1 For performance of this Contract DBSI shall deliver to SSTL CIP (LONDON Heathrow International Airport) according to INCOTERMS 1990 at no cost the Equipment, supplies and technical documents referenced below in good condition and at the time stipulated below :


       - Dummy payload to be provided at a precise date to be defined by the Parties during the Deliverable Status meeting .


       The undertakings of DBSI given in this Clause constitute an obligation for DBSI only insofar as they are necessary for the successful and timely execution of SSTL's tasks. The cost of any additional requirement by SSTL shall be borne by the latter unless otherwise agreed.

17.2 During the period of time where the equipment is in the custody of SSTL, the latter shall take over the associated insurance maintenance contracts and expenditures.


17.3 Any failure of DBSI to execute its undertakings under the present Clause shall be notified by SSTL to DBSI within fifteen (15) calendar days. After these (15) fifteen calendar days, SSTL shall be entitled to relief or compensation through implementation of the change procedure given in Clause 13 : CHANGES

18.      TECHNICAL DIRECTIVES


18.1 DBSI shall have the right to issue Technical Directives to SSTL. The Technical Directives shall serve to explain in more details the task descriptions contained within the Appendices, to set down guidelines for SSTL concerning the continuation or intensification of certain tasks or to promote the implementation of the contractual performance requirements.

       To ensure the effectiveness of the Technical Directives it is necessary that they

a)       are issued by DBSI's project manager or its authorised representative
b)       are given in writing referring to this Clause
c)       inform SSTL by telephone
d)       are jointly agreed by the parties


18.2 SSTL shall acknowledge receipt of the Technical Directive within five (5) working days stating its position regarding its acceptance and developing all relevant comments.

18.3 Where applicable and prior agreed, these Technical Directives shall be issued according to the Change procedure in Clause 13.

19.      PATENT INFRINGEMENT

19.1 To the best of its knowledge SSTL represents that there are no actual or threatened claims by third Parties for infringement of patents, or other proprietary information by the Equipment on the date of coming into force of this Contract.



19.2 Should a claim or a suit arise against DBSI by a third party for alleged infringement of patent rights in force relating to the Equipment, DBSI shall inform SSTL of such a claim, without delay. SSTL shall defend DBSI and bear all expenses relevant to the resulting lawsuit providing it has been given the opportunity to conduct the action and /or proceedings at its own convenience, for an aggregate value for the Contract of 1,000,000 GBP under the cover of SSTL's product liability insurance policy.

       Should a court or an arbitrator finally establish that there has been a patent infringement or should SSTL consider that the equipment it has delivered could be the subject of a claim or suit for infringement, then SSTL shall use its reasonable endeavours to obtain the right, at its own expense, for DBSI to continue the use of the delivered equipment.

20.      PROPRIETARY RIGHTS


20.1   Definitions

       Foreground Inventions shall mean any new improvement or discovery which is patentable subject matter that is first developed under this Contract.

       Foreground  Information   shall mean new  information  of any kind,
       including designs, process information, methods of manufacture and software (both source and object form) first developed under this Contract.

       Background Technology shall mean all SSTL's owned information, improvements or discoveries, whether or not patented by SSTL to be used for the E-SAT program, which are not Foreground Inventions or Foreground Information.


20.2   Rights on Background Technology

       DBSI shall have a free of charge, non exclusive right to use the background technology that relates to the E-SAT program and then only for the contracted E-SAT Program.. Any other rights to use background technology associated with the E-SAT program and transmit it to a third party shall be treated in accordance with Clause 20.5.



20.3   Rights on Foreground Inventions and Foreground Information

       Foreground Inventions and Foreground Information shall be the property of SSTL. SSTL can communicate Foreground Invention and Foreground Information to a third Party after informing DBSI and reserving DBSI's rights in case of commercial use.

       SSTL shall be entitled to protect Foreground Inventions by patent or other similar form of legal protection.

       Within two months of the filing, in any country whatsoever, of any application for a patent or other similar form of legal protection in respect of an invention as referred to above, SSTL shall notify DBSI of the reference number and date of the application, the name of the applicant and the name of the inventor and the reference number and subject of the relevant Contract, and subject to its national legislation, shall supply it with a copy of a description and drawings filed with the application.

       DBSI shall treat these documents as confidential. Except with the agreement of SSTL these documents shall not be disclosed as long as the patent or similar form of legal protection or the application for it has not been officially published, this restriction being limited to a period of 18 months following the filing of the application.


       In addition SSTL shall, within nine (9) months following the initial filing of a patent application, provide DBSI with a list of the other countries in which it has filed, or intends to file corresponding patent applications, and upon request it shall allow DBSI to file applications in those countries in which it does not do so itself.

       If SSTL makes an invention during the E-SAT Program which it does not wish to patent, it shall immediately inform DBSI accordingly and shall transfer the rights, free of charge, to DBSI so that the latter may, after consulting SSTL, take action in its stead.

       Employees of SSTL who have conceived Foreground Inventions not to be patented by SSTL will be requested to sign all documents in accordance with the patent's formalities in order to enable DBSI to file the related patent application under its name and at its expense.

       DBSI shall be entitled to maintain, for its own benefit, any patent or patent application that SSTL intends to abandon. SSTL shall notify DBSI of its intentions at least three months in advance to enable it to comply with the necessary formalities. In respect of any patent secured by DBSI under the terms of this paragraph SSTL shall be entitled to receive, free of charge, an irrevocable exclusive license, with the right to grant sub-licenses, on condition of informing DBSI.

       For a period of ten years, with effect from the delivery of the platform, SSTL shall inform DBSI at its request, of improvements incorporated into equipment then currently available from SSTL whose application could be considered for incorporation into or with the equipment delivered under the Contract.

       In respect of any Foreground Invention and Foreground Information, SSTL grants, free of charge, an exclusive irrevocable license to DBSI. This license authorizes DBSI to make use or have made use of the Foreground Inventions and Foreground Information for their own requirements in the field of space research and technology and their space applications, with the right to grant sub-licenses on condition of informing SSTL and receipt of SSTL's written agreement.

20.4   Rights of Reproduction

       For the purpose of the Contract the right of reproduction is defined as the right to manufacture or have manufactured Foreground Invention and Foreground Information or part thereof, or any modifications or derivatives thereof that do not substantially alter their identity.

       SSTL agrees that DBSI shall have the right of reproduction in respect of any Foreground Invention and Foreground Information with the right to grant sub-licenses on condition of informing SSTL and receipt of SSTL's written agreement.

       SSTL must take all reasonable steps with the holders of the rights of Foreground Industrial property to enable the exercise of the right to reproduce and avoid the limitation of such right. If the right of reproduction is impaired, SSTL must upon formal notice take all reasonable measures to eliminate the trouble.


20.5   Royalties

       Subject to an agreement based on fair and reasonable terms to be negotiated , DBSI may purchase the right for their own requirements in the field of space research and technology to :

       - use the Background Technology in connection with the E-SAT program, allow this Background Technology to be used by a third party.

21.      FORCE MAJEURE


21.1 Notwithstanding any other provisions of the Contract neither Party shall be deemed to be in default of any of its contractual obligations if and to the extent such obligation is affected temporarily or permanently by an event or cause of Force Majeure as hereinafter defined.



21.2 Force Majeure means any circumstance whether or not of the class or kind specifically named hereunder, which is not within the reasonable control of the Party affected and which despite the exercise of reasonable diligence could not be avoided or prevented.


       The following events given by means of example will be qualified as Force Majeure in any case:

       acts of God,

       expropriation, confiscation or requisitioning of facilities. Compliance with any order directive or request of any competent governmental authority or persons purporting to act therefore, which affects to a degree not presently existing, the supply, availability or use of materials or labor, acts or inaction on the part of any government authority or person purporting to act therefore,

       acts of war or the public enemy whether war be declared or not,

       public disorders, insurrection, rebellion, sabotage, riot,

       explosions, fire, floods of great lightning, inclement weather conditions or other natural calamity,

       general strikes


21.3 Upon the occurrence of any such event or cause as aforesaid the Party affected shall immediately notify the other Party in writing as soon as possible of the alleged beginning of Force Majeure and shall give reasonable evidence of the said event or cause of Force Majeure.


21.4 The parties shall thereupon consult with one another concerning the effect of the Force Majeure and shall in any case agree upon an extension of the time schedule of the Contract which will not be less than the duration of the effects of the Force Majeure.


21.5 If the Force Majeure effect exceeds a period of five (5) months or any agreed extension thereof, either Party may terminate the Contract. However, should the Contract be terminated by DBSI on this account the stipulations of Clause 24.1 shall apply

22.      TRANSFER OF TITLE AND RISKS


22.1 For all items to be delivered under this Contract risk of loss or damage shall pass to DBSI in accordance with the provisions of the CIP Incoterms 1990.


       for sake of clarity, the delivery points are the following :

       For platforms, EGSE, software and containers : "CIP Toulouse Blagnac Airport" or subsequent destination to be agreed.


22.2 For all items to be delivered under this Contract title shall pass to DBSI at final acceptance and receipt, by SSTL, of full and complete payment of such items

23.      LIABILITIES


23.1 The liability of each of the Parties arising out of any property damage or personal injury occurring during the performance of this Contract shall be limited to the amount they receive from their insurers.



23.2 Compensation for damage to any property used under this Contract shall be borne by the Party who has the item under its custody at the time of occurrence of the damage.

24.      TERMINATION

24.1   Termination without default of SSTL

       DBSI may at any time terminate unilaterally in whole or in part its obligations under the Contract by notifying SSTL with one month notice of its decision and shall further be relieved from accepting any undelivered Items.

24.1.1 SSTL undertakes that, upon receipt of such notification, it will cease all related work on the Contract as soon as possible and comply with any reasonable directions with regard to items which may be given by DBSI. SSTL shall further ensure that its own Subcontractors likewise cease work and comply with any such reasonable direction.

24.1.2 SSTL shall produce a termination inventory in a suitable form prescribed by DBSI and send it as soon as possible following said notification to DBSI who reserves the right to request completion of any equipment according to the terms of the Contract.



24.1.3 SSTL will be entitled to receive termination costs and cancellation fees including a 10% profit margin that would not amount to a total higher than would have been due to it had the Contract been completed.



24.1.4 Following receipt of payment therefor, DBSI, as owner henceforth of the termination inventory shall give SSTL proper instructions for delivery or other disposition of the termination supplies.

       The value of the items stipulated above shall be calculated either on the basis of the Contract Price or for items in course of manufacture at a fair and reasonable price in terms of their degree of completion at the termination date.

       Where in any instance disposal instructions are given by DBSI to SSTL, the latter shall credit DBSI with the proceeds of any disposal less costs incurred.


24.1.5 DBSI shall have the option to purchase at fair and reasonable prices such technical data and tooling not already paid for under the terms of the Contract.



24.2   Termination for default of SSTL


24.2.1 In the event of a material breach or non observance by SSTL of any one or more conditions of the Contract and if SSTL fails to remedy such breach or non observance within 30 days after receipt of notice from DBSI, DBSI shall have the right to give SSTL written notice forthwith terminating the whole or any part of the Contract without prejudice however to existing rights and remedies already accrued to DBSI.


24.2.2 DBSI shall also be entitled to give notice terminating the Contract if SSTL shall cease or threaten to cease carrying on its business or shall become insolvent or if its financial position is such that a legal action leading towards bankruptcy may be taken against it by its creditors, or if SSTL resorts to fraudulent practices in connection with this Contract.


24.2.3 In the event of any termination by virtue of this Clause 24.2, DBSI shall have the right, at SSTL's expense, to manufacture the items or to have the items manufactured by a third party using any technical data and tools, stocks and parts completed or in the course of manufacture under the terms of the Contract by SSTL without prejudice to DBSI's right to claim compensation for damages.


24.2.4 If the Contract is terminated as provided in this Clause 24.2. DBSI in addition to any other rights provided in these conditions may require SSTL to deliver to DBSI in the manner and to the extent directed by DBSI any completed supplies and subject to receipt of payment transfer title thereto. Payment for completed supplies delivered to and accepted by DBSI shall be at the Contract Price.


24.2.5 The Parties will try to establish by mutual agreement a liquidation settlement; failing such an agreement the provisions of Clause 30 : LAW AND ARBITRATION shall apply.


24.3 SSTL shall advise DBSI of all proposed settlements with Subcontractors in the event of termination and SSTL agrees not to enter into any binding settlement until DBSI has approved the proposed settlements or 30 days have elapsed from the date when such advice was given to DBSI.

25.      GOVERNMENTAL AUTHORISATIONS

           Each Party shall be responsible for obtaining its own government authorisations necessary for the due performance of this Contract (including the performance of subcontracted work).

           DBSI shall be responsible for providing SSTL with a guarantee that meets the requirements of the third party liability as required by the Outer Space Act 1986 Chapter 38. Proof of the guarantee must be provided to SSTL in time for this to be supplied to the British National Space Centre and the satellite thus be authorised to leave the UK.

26.      PUBLICITY


Within a reasonable time before the issue of any news, release, article, brochure, advertisement, prepared speech and other information concerning the Contract status and/or the work performed under this Contract , SSTL shall obtain the written approval of DBSI concerning the content and timing of such release.

SSTL shall be informed of DBSI's decision within 24 hours and DBSI's approval shall not be unreasonably withheld.

Within a reasonable time before the issue of any news, release, article, brochure, advertisement, prepared speech and other information concerning the Contract status and/or the work performed under this Contract , DBSI shall obtain the written approval of SSTL concerning the content and timing of such release.

DBSI shall be informed of SSTL's decision within 24 hours and SSTL's approval shall not be unreasonably withheld.

27.      LANGUAGE

           The Contract is written in the English Language

           All correspondence related to this Contract shall be made in English language.

28.      APPLICABLE LAW AND ARBITRATION


28.1 Any disputes arising out of or in connection with this Contract which are not amicably resolved between the Parties shall be finally settled
       according  to  the  rules  of  Arbitration   and   conciliation   of  the
       International Chamber of Commerce by arbitrators appointed according to the rules. The arbitration will take place in LONDON (UK)

       The arbitration award shall be final and binding on the Parties and judgement may be entered thereon, upon the application of either Party, by any court having jurisdiction.


28.2 This Contract shall be governed construed and performance thereof shall be determined in accordance with the laws of England and the parties shall submit to the exclusive jurisdiction of the English Courts.

29.      ASSIGNMENT


29.1 Neither this Contract nor any of the rights, duties or obligations of either Party may be assigned without the prior written consent of the other Party, which shall not be unreasonably withheld.


29.2 The Parties hereto shall have the right to assign all of their rights, title and interest in and to this Contract to a qualified successor in case of merger, consolidation or reorganization or transfer of all or substantially all of their assets.

30.      SATELLITE STORAGE

       In the event of platform storage upon the request of DBSI, SSTL shall provide periodic testing, necessary equipment, and environmental maintenance suitable for prevention of deterioration to the Platform during the period of storage. The cost for such services shall be subject to Clause 13, changes , and shall be negotiated upon the request of such services by DBSI. Unless such environmental services are requested by DBSI, any deterioration to a Platform while in storage shall be at DBSI's risk and shall be corrected at DBSI's expense, unless such deterioration is to be corrected by SSTL under Clause 12, Warranty.
       If environmental services are provided by SSTL, correction of such deterioration resulting from such services shall be at SSTL's expense.

31.      STOP WORK ORDER


31.1 DBSI may, at any time, by written order to SSTL, require SSTL to stop all or any part, of the work called for by this Contract, for a maximum period of ninety (90) calendar days after the order is delivered to SSTL, and for any further period to which the Parties may agree by written notice.


       Any such order shall be specifically identified as a stop work order issued pursuant to this Clause. Upon receipt of such an order, SSTL shall as soon as reasonably possible comply with its terms and take all reasonable steps to minimize the occurrence of costs allocable to the work covered by this Contract during the period of work stoppage. Within the stop order period or within any extension of that period to which the Parties shall have agreed, DBSI shall either

o        cancel the stop work order or any extension thereof, or,
o terminate the work covered by the Contract as provided in the Termination without Default Clause 24 of the present Contract


31.2 If a stop work order or any extension thereof issued under this Clause is canceled or the period of the order or any extension thereof expires, SSTL shall resume work. An equitable adjustment shall be made in the delivery schedule or Contract Price, or both, and the Contract shall be modified in writing accordingly, if the stop work order results in an increase in the time required for, and/or in the Contract Price, and/or, SSTL asserts, based on certified proofs and written evidence a claim for such adjustment within thirty (30) calendar days after the end of the effective period of work stoppage. Nevertheless, DBSI upon reasonable justification may decide to receive and act upon any such claim asserted prior to the above period.


31.3 If a stop work order is not canceled and the work covered by the present Contract is terminated for the convenience of DBSI, the reasonable costs resulting from the stop work order shall be allowed in arriving at the termination settlement.

32.      COMING INTO FORCE

           This Contract shall come into force upon its signature by the parties and receipt of payment of the first milestone by SSTL.

                                 SIGNATURE PAGE


IN WITNESS WHEREOF,


The Parties hereto have set their hands on

    On behalf of : Surrey Satellite Technology Limited



    Name :


    On this day :



    On behalf of : DBSI and its wholly owned subsidiary Newstar Limited


    Name :


    On this day :